                                                                     EXHIBIT 4.1

================================================================================


                               TiVo Inc., Issuer

                             The Bank of New York,

                                  as Trustee

                                   INDENTURE

                          Dated as of August 28, 2001

                     7% Convertible Senior Notes due 2006


================================================================================

                           CROSS-REFERENCE SHEET/*/



     Provisions of Trust Indenture Act of 1939 and Indenture, dated as of August 28, 2001, between TiVo Inc. and The Bank of New York, as Trustee, providing for the 7% Convertible Senior Notes due 2006:


                  Section of the Act                                                 Section of Indenture
-------------------------------------------------------           -----------------------------------------------------
310(a)(1) and (2)......................................                                    8.9
310(a)(3) and (4)......................................                                  N.A./*/*
310(b).................................................                           8.8 and 8.10(b) and (d)
310(c).................................................                                    N.A.
311(a).................................................                                    8.13
311(b).................................................                                    8.13
311(c).................................................                                    N.A.
312(a).................................................                               6.1 and 6.2(a)
312(b).................................................                                   6.2(b)
312(c).................................................                                   6.2(c)
313(a).................................................                                   6.3(a)
313(b)(1)..............................................                                    N.A.
313(b)(2)..............................................                                   6.3(a)
313(c).................................................                                   6.3(a)
313(d).................................................                                   6.3(b)
314(a).................................................                                    6.4
314(b).................................................                                    N.A.
314(c)(1) and (2)......................................                                    17.5
314(c)(3)..............................................                                    N.A.
314(d).................................................                                    N.A.
314(e).................................................                                    17.5
314(f).................................................                                    N.A.
315(a), (c) and (d)....................................                                    8.1
315(b).................................................                                    7.8
315(e).................................................                                    7.9
316(a)(1)..............................................                                    7.7
316(a)(2)..............................................                                Not required
316(a) (last sentence).................................                                    9.4
316(b).................................................                                    11.2

---------------------

/*/This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

/**/ N.A. means Not Applicable.

                                                  TABLE OF CONTENTS
                                                                                                                Page
                                                                                                                ----
ARTICLE I DEFINITIONS............................................................................................  1

   Section 1.1      Definitions..................................................................................  1
                    -----------

ARTICLE II ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES.....................................  7

   Section 2.1      Designation, Amount and Issue of Notes.......................................................  7
                    --------------------------------------
   Section 2.2      Form of Notes................................................................................  7
                    -------------
   Section 2.3      Date and Denomination of Notes; Payments of Interest.........................................  8
                    ---------------------------------------------------
   Section 2.4      Execution of Notes...........................................................................  9
                    ------------------
   Section 2.5      Exchange and Registration of Transfer of Notes; Restrictions on Transfer..................... 10
                    ------------------------------------------------------------------------
   Section 2.6      Mutilated, Destroyed, Lost or Stolen Notes................................................... 17
                    ------------------------------------------
   Section 2.7      Temporary Notes.............................................................................. 18
                    ---------------
   Section 2.8      Cancellation of Notes Paid, Etc.............................................................. 18
                    -------------------------------
   Section 2.9      CUSIP Numbers................................................................................ 19
                    -------------

ARTICLE III PROVISIONAL REDEMPTION OF NOTES...................................................................... 19

   Section 3.1      Redemption Price............................................................................. 19
                    ----------------
   Section 3.2      Notice of Redemption; Selection of Notes..................................................... 20
                    ----------------------------------------
   Section 3.3      Payment of Notes Called for Redemption....................................................... 21
                    --------------------------------------
   Section 3.4      Conversion Arrangement on Call for Redemption................................................ 22
                    ---------------------------------------------

ARTICLE IV [Intentionally Omitted.].............................................................................. 23

ARTICLE V PARTICULAR COVENANTS OF THE COMPANY.................................................................... 23

   Section 5.1      Payment of Principal, Premium and Interest................................................... 23
                    ------------------------------------------
   Section 5.2      Maintenance of Office or Agency.............................................................. 23
                    -------------------------------
   Section 5.3      Appointments to Fill Vacancies in Trustee's Office........................................... 24
                    --------------------------------------------------
   Section 5.4      Provisions as to Paying Agent................................................................ 24
                    -----------------------------
   Section 5.5      Existence.................................................................................... 25
                    ---------
   Section 5.6      Information Requirement...................................................................... 25
                    -----------------------
   Section 5.7      Stay, Extension and Usury Laws............................................................... 25
                    ------------------------------
   Section 5.8      Compliance Certificate....................................................................... 25
                    ----------------------
   Section 5.9      Further Instruments and Acts................................................................. 26
                    ----------------------------
   Section 5.10     Limitation on Dividends and Distributions.................................................... 26
                    -----------------------------------------
   Section 5.11     Limitation on Incurrence of Indebtedness of Subsidiaries..................................... 26
                    --------------------------------------------------------


ARTICLE VI NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE......................................... 27

   Section 6.1      Noteholders' Lists........................................................................... 27
                    ------------------
   Section 6.2      Preservation and Disclosure of Lists......................................................... 27
                    ------------------------------------
   Section 6.3      Reports by Trustee........................................................................... 27
                    ------------------
   Section 6.4      Reports by Company........................................................................... 28
                    ------------------

ARTICLE VII DEFAULTS AND REMEDIES................................................................................ 28

   Section 7.1      Events of Default............................................................................ 28
                    -----------------
   Section 7.2      Payments of Notes on Default; Suit Therefor.................................................. 31
                    -------------------------------------------
   Section 7.3      Application of Monies Collected by Trustee................................................... 33
                    ------------------------------------------
   Section 7.4      Proceedings by Noteholder.................................................................... 33
                    -------------------------
   Section 7.5      Proceedings by Trustee....................................................................... 34
                    ----------------------
   Section 7.6      Remedies Cumulative and Continuing........................................................... 34
                    ----------------------------------
   Section 7.7      Direction of Proceedings and Waiver of Defaults by Majority of Noteholders................... 34
                    --------------------------------------------------------------------------
   Section 7.8      Notice of Defaults........................................................................... 35
                    ------------------
   Section 7.9      Undertaking to Pay Costs..................................................................... 35
                    ------------------------
   Section 7.10     Delay or Omission Not Waiver................................................................. 36
                    ---------------------------

ARTICLE VIII CONCERNING THE TRUSTEE.............................................................................. 36

   Section 8.1      Duties and Responsibilities of Trustee....................................................... 36
                    --------------------------------------
   Section 8.2      Reliance on Documents, Opinions, Etc......................................................... 37
                    ------------------------------------
   Section 8.3      No Responsibility for Recitals, Etc.......................................................... 39
                    -----------------------------------
   Section 8.4      Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes......................... 39
                    --------------------------------------------------------------------
   Section 8.5      Monies to be Held in Trust................................................................... 39
                    --------------------------
   Section 8.6      Compensation and Expenses of Trustee......................................................... 39
                    ------------------------------------
   Section 8.7      Officer's Certificate as Evidence............................................................ 40
                    ---------------------------------
   Section 8.8      Conflicting Interests of Trustee............................................................. 40
                    --------------------------------
   Section 8.9      Eligibility of Trustee....................................................................... 40
                    ----------------------
   Section 8.10     Resignation or Removal of Trustee............................................................ 40
                    ---------------------------------
   Section 8.11     Acceptance by Successor Trustee.............................................................. 42
                    -------------------------------
   Section 8.12     Succession by Merger, Etc.................................................................... 42
                    -------------------------
   Section 8.13     Limitation on Rights of Trustee as Creditor.................................................. 43
                    ------------------------------------------

ARTICLE IX CONCERNING THE NOTEHOLDERS............................................................................ 43

   Section 9.1      Action by Noteholders........................................................................ 43
                    ---------------------
   Section 9.2      Proof of Execution by Noteholders............................................................ 43
                    ---------------------------------
   Section 9.3      Who Are Deemed Absolute Owners............................................................... 43
                    ------------------------------
   Section 9.4      Company-Owned Notes Disregarded.............................................................. 44
                    -------------------------------
   Section 9.5      Revocation of Consents; Future Holders Bound................................................. 44
                    --------------------------------------------


ARTICLE X NOTEHOLDERS' MEETINGS.................................................................................. 45

   Section 10.1     Purpose of Meetings.......................................................................... 45
                    -------------------
   Section 10.2     Call of Meetings by Trustee.................................................................. 45
                    ---------------------------
   Section 10.3     Call of Meetings by Company or Noteholders................................................... 45
                    ------------------------------------------
   Section 10.4     Qualifications for Voting.................................................................... 46
                    -------------------------
   Section 10.5     Regulations.................................................................................. 46
                    -----------
   Section 10.6     Voting....................................................................................... 46
                    ------
   Section 10.7     No Delay of Rights by Meeting................................................................ 47
                    -----------------------------

ARTICLE XI AMENDMENTS; SUPPLEMENTAL INDENTURES................................................................... 47

   Section 11.1     Amendments; Supplemental Indentures without Consent of Noteholders........................... 47
                    ------------------------------------------------------------------
   Section 11.2     Amendments; Supplemental Indentures with Consent of Noteholders.............................. 48
                    ---------------------------------------------------------------
   Section 11.3     Effect of Amendments and Supplemental Indentures............................................. 49
                    ------------------------------------------------
   Section 11.4     Notation on Notes............................................................................ 49
                    -----------------
   Section 11.5     Evidence of Compliance of Amendment or Supplemental Indenture to be Furnished to Trustee..... 50
                    ----------------------------------------------------------------------------------------

ARTICLE XII CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.................................................... 50

   Section 12.1     Company May Consolidate, Etc................................................................. 50
                    ----------------------------
   Section 12.2     Successor Entity to be Substituted........................................................... 51
                    ----------------------------------
   Section 12.3     Opinion of Counsel to be Given Trustee....................................................... 51
                    --------------------------------------

ARTICLE XIII SATISFACTION AND DISCHARGE OF INDENTURE............................................................. 51

   Section 13.1     Discharge of Indenture....................................................................... 51
                    ----------------------
   Section 13.2     Deposited Monies to be Held in Trust by Trustee.............................................. 52
                    -----------------------------------------------
   Section 13.3     Paying Agent to Repay Monies Held............................................................ 52
                    ---------------------------------
   Section 13.4     Return of Unclaimed Monies................................................................... 52
                    --------------------------
   Section 13.5     Reinstatement................................................................................ 53
                    -------------

ARTICLE XIV IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...................................... 53

   Section 14.1     Indenture and Notes Solely Corporate Obligations............................................. 53
                    ------------------------------------------------

ARTICLE XV CONVERSION OF NOTES................................................................................... 53

   Section 15.1     Right to Convert............................................................................. 53
                    ----------------
   Section 15.2     Exercise of Conversion Privilege; Issuance of Common Stock on Conversion..................... 54
                    ------------------------------------------------------------------------
   Section 15.3     Cash Payments in Lieu of Fractional Shares................................................... 56
                    ------------------------------------------
   Section 15.4     Conversion Price............................................................................. 56
                    ----------------
   Section 15.5     Adjustment of Conversion Price............................................................... 56
                    ------------------------------
   Section 15.6     Effect of Reclassification, Consolidation, Merger or Sale.................................... 65
                    ---------------------------------------------------------
   Section 15.7     Taxes on Shares Issued....................................................................... 67
                    ----------------------
   Section 15.8     Reservation of Shares; Shares to be Fully Paid; Listing of Common Stock...................... 67
                    -----------------------------------------------------------------------


   Section 15.9     Responsibility of Trustee.................................................................... 67
                    -------------------------
   Section 15.10    Notice to Holders Prior to Certain Actions................................................... 68
                    ------------------------------------------
   Section 15.11    Additional Conversion Price Adjustments...................................................... 69
                    ---------------------------------------

ARTICLE XVI REPURCHASE UPON A REPURCHASE EVENT................................................................... 72

   Section 16.1     Repurchase Right............................................................................. 72
                    ----------------
   Section 16.2     Notices; Method of Exercising Repurchase Right, Etc.......................................... 73
                    -------------------------------------------------------
   Section 16.3     [Reserved.................................................................................... 75
   Section 16.4     Certain Definitions.......................................................................... 75
                    -------------------

ARTICLE XVII MISCELLANEOUS PROVISIONS............................................................................ 77

   Section 17.1     Provisions Binding on Company's Successors................................................... 77
                    ------------------------------------------
   Section 17.2     Official Acts by Successor Corporation....................................................... 77
                    --------------------------------------
   Section 17.3     Addresses for Notices, Etc................................................................... 77
                    --------------------------
   Section 17.4     Governing Law................................................................................ 77
                    -------------
   Section 17.5     Evidence of Compliance with Conditions Precedent; Certificates to Trustee.................... 77
                    -------------------------------------------------------------------------
   Section 17.6     Legal Holidays............................................................................... 78
                    --------------
   Section 17.7     No Security Interest Created................................................................. 78
                    ----------------------------
   Section 17.8     Trust Indenture Act.......................................................................... 78
                    -------------------
   Section 17.9     Benefits of Indenture........................................................................ 78
                    ---------------------
   Section 17.10    Table of Contents, Headings, Etc............................................................. 79
                    --------------------------------
   Section 17.11    Authenticating Agent......................................................................... 79
                    --------------------
   Section 17.12    Execution in Counterparts.................................................................... 80
                    -------------------------

     INDENTURE dated as of August 28, 2001 between TiVo Inc., a Delaware corporation (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

                             W I T N E S S E T H:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 7% Convertible Senior Notes due 2006 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $51,750,000 and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repayment upon a Repurchase Event, and a form of conversion notice and transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as provided in this Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                   ARTICLE I

                                  DEFINITIONS

Section 1.1  Definitions.  The terms defined in this Section 1.1 (except as
             -----------
herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust

Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this
Article include the plural as well as the singular.

     Affiliate:  The term "Affiliate" of any specified person shall mean any
     ---------
other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Board of Directors:  The term "Board of Directors" shall mean the Board of
     ------------------
Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     Board Resolution:  The term "Board Resolution" means a copy of a resolution
     ----------------
certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     Business Day:  The term "Business Day" means each Monday, Tuesday,
     ------------
Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

     Change in Control:  The term "Change in Control" shall have the meaning
     -----------------
specified in Section 16.4.

     close of business:  The term "close of business" means 5 p.m. (New York
     -----------------
City time).

     Commission:  The term "Commission" shall mean the Securities and Exchange
     ----------
Commission.

     Common Stock:  The term "Common Stock" shall mean any stock of any class of
     ------------
the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided
                                                                    --------
that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     Common Stock Equivalent:  The term "Common Stock Equivalent" shall mean (a)
     -----------------------
any evidence of indebtedness of the Company convertible into, exchangeable for or exercisable for Common Stock; shares of capital stock (other than Common Stock) of the Company convertible into, exchangeable for or exercisable for Common Stock; or other securities of the Company convertible into, exchangeable for or exercisable for Common Stock and (b) any rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or any of the securities described in the preceding clause (a).

     Company:  The term "Company" shall mean TiVo Inc., a Delaware corporation,
     -------
and subject to the provisions of Article XII, shall include its successors and assigns.

     Conversion Price:  The term "Conversion Price" shall have the meaning
     ----------------
specified in Section 15.4.

     Corporate Trust Office:  The term "Corporate Trust Office," or other
     ----------------------
similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration.

     Current Market Price:  The term "Current Market Price" shall have the
     --------------------
meaning specified in Section 15.5(h).

     default:  The term "default" shall mean any event that is, or after notice
     -------
or passage of time, or both, would be, an Event of Default.

     Equity Interests:  The term "Equity Interests" shall mean capital stock or
     ----------------
warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock).

     Event of Default:  The term "Event of Default" shall mean any event
     ----------------
specified in Section 7.1, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

     Exchange Act:  The term "Exchange Act" means the Securities Exchange Act of
     ------------
1934, as amended, and the rules and regulations promulgated thereunder.

     Expiration Time:  The term "Expiration Time" shall have the meaning
     ---------------
specified in Section 15.5(f).

     Indebtedness:  The term "Indebtedness" means the principal of, premium, if
     ------------
any, interest on (including any interest accruing after the filing of a petition by or against the Company under any bankruptcy law) and any other payment due pursuant to, any of the following, whether outstanding on the date of this Indenture or thereafter incurred or created:

          (a) All indebtedness of the Company for money borrowed that is evidenced by notes, debentures, bonds or other securities (including, but not limited to, those which are convertible or exchangeable for securities of the Company);

          (b) All reimbursement obligations of the Company under letters of credit, bank guarantees or bankers' acceptances;

          (c) All indebtedness of the Company under interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts and other similar agreements and arrangements;

          (d) All indebtedness consisting of commitment or standby fees under the Company's credit facilities or letters of credit available to the Company;

          (e) All obligations of the Company under leases required or permitted to be capitalized under generally accepted accounting principles;

          (f) All indebtedness or obligations of the kinds described in any of the preceding clauses (a), (b), (c), (d) or (e) that have been assumed by or guaranteed in any manner by the Company or in effect guaranteed (directly or indirectly) by the Company through an agreement to purchase, contingent or otherwise; and

          (g) All renewals, extensions, refundings, deferrals, amendments or modifications of any indebtedness or obligations of the kinds described in any of the preceding clauses (a), (b), (c), (d), (e) or (f);

if and to the extent that any of the indebtedness or obligations described in the preceding clauses (a), (b), (c), (d), (e), (f), and (g) (other than the letters of credit described in the preceding clause (b) and the indebtedness described in the preceding clause (c)) would appear as a liability upon the Company's balance sheet as prepared in accordance with generally accepted accounting principles, but in the case of each of the items described in the preceding clauses (a), (b), (c), (d), (e), (f) and (g), excluding indebtedness for trade payables or the deferred purchase price of assets or services incurred by the Company in the ordinary course of business (or refinancings thereof).

     Indenture:  The term "Indenture" shall mean this instrument as originally
     ---------
executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     Individual Accredited Investor:  The term "Individual Accredited Investor"
     ------------------------------
shall mean an individual "accredited investor" as defined in Rule 501(a)(5) or
(6) of Regulation D under the Securities Act.

     Institutional Accredited Investor:  The term "Institutional Accredited
     ---------------------------------
Investor" shall mean an institutional "accredited investor" as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     Liquidated Damages:  The term "Liquidated Damages" means all liquidated
     ------------------
damages then owing pursuant to Section 3(e) of the Registration Rights
Agreement.

     Note or Notes:  The terms "Note" or "Notes" shall mean any Note or Notes,
     -------------
as the case may be, authenticated and delivered under this Indenture.

     Noteholder or holder:  The terms "Noteholder" or "holder" as applied to any
     --------------------
Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note register.

     Note register:  The term "Note register" shall have the meaning specified
     -------------
in Section 2.5(a).

     Officer's Certificate:  The term "Officer's Certificate", when used with
     ---------------------
respect to the Company, shall mean a certificate signed by one of the President, the Chief Executive Officer, Chief Financial Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word added before or after the title "Vice President"), that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 17.5 if and to the extent required by the provisions of such Section.

     Opinion of Counsel:  The term "Opinion of Counsel" shall mean an opinion in
     ------------------
writing signed by legal counsel, who may be an employee of or counsel to the Company, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.5 if and to the extent required by the provisions of such Section.

     outstanding:  The term "outstanding," when used with reference to Notes,
     -----------
shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

          (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes, or portions thereof, for the payment, or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Notes are to be
                                         --------
     redeemed, as the case may be, prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Notes paid pursuant to Section 2.6 and Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

          (d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Section 3.2.

     person:  The term "person" shall mean an individual, a corporation, a
     ------
limited liability company, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     Predecessor Note:  The term "Predecessor Note" of any particular Note shall
     ----------------
mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

     Registration Rights Agreement:  The term "Registration Rights Agreement"
     -----------------------------
means that certain Registration Rights Agreement, dated as of August 28, 2001, between the Company and the initial purchasers of the Notes as such agreement may be amended from time to time.

     Repurchase Event:  The term "Repurchase Event" shall have the meaning
     ----------------
specified in Section 16.4.

     Repurchase Price:  The term "Repurchase Price" has the meaning specified in
     ----------------
Section 16.1.

     Responsible Officer:  The term "Responsible Officer", when used with
     -------------------
respect to the Trustee, shall mean an officer of the Trustee in the Corporate Trust Office assigned and duly authorized by the Trustee to administer its obligations under this Indenture.

     Restricted Securities:  The term "Restricted Securities" has the meaning
     ---------------------
specified in Section 2.5(d).

     Securities Act:  The term "Securities Act" means the Securities Act of
     --------------
1933, as amended, and the rules and regulations promulgated thereunder.

     Significant Subsidiary:  The term "Significant Subsidiary" means, with
     ----------------------
respect to any person, a Subsidiary of such person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the Commission.

     Subsidiary:  The term "Subsidiary" means a corporation more than 50% of the
     ----------
outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     Trading Day:  The term "Trading Day" has the meaning specified in Section
     -----------
15.5(h)(5).

     Trust Indenture Act:  The term "Trust Indenture Act" shall mean the Trust
     -------------------
Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6; provided,
                                                                 --------
however, that in the event the Trust Indenture Act of 1939 is amended after the
-------
date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     Trustee:  The term "Trustee" shall mean The Bank of New York and its
     -------
successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     The definitions of certain other terms are as specified in Article XV and
Article XVI.


                                  ARTICLE II

       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

     Section 2.1  Designation, Amount and Issue of Notes.  The Notes shall be
                  --------------------------------------
designated as "7% Convertible Senior Notes due 2006." Notes not to exceed the aggregate principal amount of $51,750,000 upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3, 15.2 and 16.2) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the written order of the Company, signed by the Company's (a) President, Chief Executive Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Chief Financial Officer, Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

     Section 2.2  Form of Notes.  The Notes and the Trustee's certificate of
                  -------------
authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.
         ---------

     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

     The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and is hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Section 2.3  Date and Denomination of Notes; Payments of Interest.  The
                  ----------------------------------------------------
Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, and shall bear interest from the applicable date and accrued interest shall be payable on each August 15 and February 15 of each year, commencing February 15, 2002, as specified on the face of the form of Note attached as Exhibit A hereto.
                                ---------

     Interest on the Notes shall be deemed to have commenced accruing on August 24, 2001.

     The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such interest payment date; provided that, in the case of any
                                           --------
Note, or portion thereof, called for redemption pursuant to Article III on a redemption date, or repurchased by the Company pursuant to Article XVI on a repurchase date, during the period from the close of business on the record date to the close of business on the Business Day next preceding the following interest payment date, interest shall not be paid to the person in whose name the Note, or portion thereof, is registered on the close of business on such record date, and the Company shall have no obligation to pay interest on such Note or portion thereof except to the extent required to be paid upon such redemption or repurchase in accordance with Article III or Article XVI.
Interest may, at the option of the Company, be paid by check mailed to the address of such person on the Note registry; provided that, with respect to any
                                             --------
holder of Notes with an aggregate principal amount equal to or in excess of $500,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds to any bank located in the United States in accordance with the wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least two days prior to the applicable record date. The term "record date" with respect to any interest payment date shall mean the August 1 or February 1 preceding said August 15 or February 15, respectively.

     Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said August 15 or February 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder as of such special record date at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Section 2.4  Execution of Notes.  The Notes shall be signed in the name and
                  ------------------
on behalf of the Company by the facsimile signature of its President, its Chief Executive Officer, any of its Executive or Senior Vice Presidents, or any of its Vice Presidents (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the facsimile signature of its Chief Financial Officer, Treasurer or its Assistant Treasurer, or Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     Section 2.5  Exchange and Registration of Transfer of Notes; Restrictions
                  ------------------------------------------------------------
on Transfer.
-----------

          (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

          Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency maintained or designated pursuant to
     Section 5.2 for such purpose. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

          All Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Noteholder thereof or his attorney-in-fact duly authorized in writing.

          Prior and as a condition to any sale or transfer of a Note or the Common Stock issued upon conversion thereof that bears the restrictive legend set forth in Section 2.5(b) or Section 2.5(c), respectively (other than pursuant to a registration statement that has been declared effective under the Securities Act), such transferee shall, unless the Company otherwise agrees in writing and so notifies the Trustee, furnish to the Company and the Trustee a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit B to this Indenture and an opinion of counsel if the
                  ---------
     Company so requests (other than with respect to a transfer pursuant to an effective registration statement under the Securities Act) and such certificates and other information as the Company and/or the Trustee reasonably may require to confirm that any such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If such sale or transfer of a Note or the Common Stock issued upon conversion thereof that bears the restrictive legend set forth in Section 2.5(b) or Section 2.5(c), respectively, is made pursuant to a registration statement that has been declared effective under the Securities Act, such transferor shall deliver a broker's letter or other evidence satisfactory to the Trustee and the Company as to compliance with the prospectus delivery requirements under the Securities Act.

          No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

          None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding the mailing of the notice of redemption or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event.

          All Notes issued upon any transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

          (b) Every Note that bears or is required under this Section 2.5(b) to bear the legend set forth in this Section 2.5(b) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.5(c), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(b) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(b) and 2.5(c), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          Until two (2) years after the original issuance date of any Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.5(c), if applicable) shall bear a legend in substantially the following form (unless such Note has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or the Note has been transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) TO A PERSON THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) AND THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE INDENTURE GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE TRUSTEE AND/OR THE TRANSFER AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE TRUSTEE AND/OR THE TRANSFER AGENT, (4) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION

          STATEMENT UNDER THE SECURITIES ACT OR (6) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES THAT, PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE TRUSTEE AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF SUCH LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS (1) AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

          The Company may, but is not obligated to, instruct the Trustee to place the following legend on any Note held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities
     Act):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR

          PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

          Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
     Section 2.5(b).

          (c) Until two (2) years after the original issuance date of any Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or the Notes from which such Common Stock was converted were transferred pursuant to a registration statement that has been declared effective under the Securities Act and which was effective at the time of such transfer, or the Common Stock has been transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Trustee and any transfer agent for the Common Stock):

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN THE EVENT THIS SECURITY BECOMES ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (`RULE 144A'), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO A PERSON THAT IS

          AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5),
          (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE AGREEMENT GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE TRANSFER AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE TRANSFER AGENT,
          (5) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (7) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES THAT, PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE TRANSFER AGENT AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY THE HOLDER OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS (1) AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3),
          (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR

          INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

          The Company may, but is not obligated to, instruct the transfer agent for the Company's Common Stock to place the following legend on any certificate evidencing shares of Common Stock held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities
     Act) of the Company:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

          Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(c).

          (d) Any Note or Common Stock issued upon the conversion or exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor rule), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

          (e) Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officer's Certificate and Opinion of Counsel provided for in this Section 2.5(e), (i) each reference in Section 2.5(b) to "two (2) years" shall be deemed for all purposes hereof to be references to such changed period, (ii) each reference in Section 2.5(c) to "two (2) years" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Notes shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Trustee an Officer's Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(b) and 2.5(c) and the Notes. The provisions of this Section 2.5(e) will not be effective until such time as the Opinion of Counsel and Officer's Certificate have been received by the Trustee hereunder. This Section 2.5(e) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

          (f) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.6  Mutilated, Destroyed, Lost or Stolen Notes.  In case any Note
                  ------------------------------------------
shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as will be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

     Every substitute Note issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

     Section 2.7  Temporary Notes.  Pending the preparation of definitive Notes,
                  ---------------
the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

     Section 2.8  Cancellation of Notes Paid, Etc.  All Notes surrendered for
                  -------------------------------
the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

     Section 2.9  CUSIP Numbers.  The Company in issuing the Securities may use
                  -------------
"CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided
                                                                      --------
that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                                  ARTICLE III

                        PROVISIONAL REDEMPTION OF NOTES

     Section 3.1  Redemption Price.  The Company may, at its option, redeem all
                  ----------------
or any part of the Notes on any date prior to maturity, upon notice as set forth in Section 3.2, and at a redemption price equal to $1,000 per $1,000 principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, provided, however, that, prior to
                                           --------  -------
August 28, 2004, the Company shall only have such right of redemption if (1) the Closing Price (as defined in Section 15.5(h)) per share of the Common Stock has exceeded 200% of the Conversion Price then in effect (not including the effect of any adjustment to the Conversion Price made pursuant to Section 15.11) for at least twenty (20) Trading Days (as defined in Section 15.5(h)) within a period of thirty (30) consecutive Trading Days (the "Determination Period") and (2) within ten (10) days following the Determination Period, the Company mails to holders the notice required pursuant to Section 3.2 (the date of such notice, the "Notice Date"), and provided further that prior to the last date on which
                        -------- -------
the shelf registration statement (the "Shelf Registration Statement") contemplated by the Registration Rights Agreement covering resales of the Notes and the Common Stock issuable upon conversion of the Notes is required to remain effective pursuant to the Registration Rights Agreement, such Shelf Registration Statement is effective and available for use at all times during the period beginning thirty (30) days prior to the Notice Date and ending on the earlier of the redemption date or the last date on which the Shelf Registration Statement is required to remain effective and available pursuant to the Registration Rights Agreement, and is expected to remain effective and available for use until the earlier of thirty (30) days following the redemption date or the last date on which the Shelf Registration Statement is required to remain effective pursuant to the Registration Rights Agreement. If the Company exercises such right of redemption prior to August 28, 2002, the Company shall make an additional payment in cash to holders of the redeemed Notes with respect to the Notes called for redemption, in an amount (the "Provisional Payment") equal to $70 per each $1,000 principal amount of the Note, less the amount of any interest actually paid on such Notes prior to the date of notice of redemption is mailed. The Company shall make this additional payment on all Notes called for redemption prior to August 28, 2002, including any Notes converted after the date the notice of redemption is mailed and before the provisional redemption date.

     Section 3.2  Notice of Redemption; Selection of Notes.  In case the Company
                  ----------------------------------------
shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption, and it, or at its request (which must be received by the Trustee at least ten
(10) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least sixty (60) and not more than ninety (90) days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register (provided that if the Company shall give such
                             --------
notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee). Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

     Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the "CUSIP" number or numbers of such Notes, if any, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the amount of the Provisional Payment, if any, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

     On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption; provided that if such payment is made on the redemption date it must
            --------
be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note, including the Provisional Payment, if any, shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

     If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officer's Certificate not fewer than twenty-five (25) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed. If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), on a pro rata basis, or by a method the Trustee considers fair and appropriate (as long as such method is not prohibited by the rules of any United States national securities exchange or of an established automated over-the-counter trading market in the United States on which the Notes are then listed). If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as is possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such
Note is converted as a whole or in part before the mailing of the notice of redemption.

     Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as not outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

     Section 3.3  Payment of Notes Called for Redemption.  If notice of
                  --------------------------------------
redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with the Provisional Payment, if any, and interest accrued to, but excluding, the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with the Provisional Payment, if any, and interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in said notice, the said Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with the Provisional Payment, if any, and interest accrued thereon to, but excluding, the date fixed for redemption; provided that, if the applicable redemption date is an interest payment date,
--------
the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

     Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

     Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Notes or of any Event of Default of which, in the case of any Event of Default other than under Section 7.1(a), (b) or (e), a Responsible Officer of the Trustee has actual knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

     Section 3.4  Conversion Arrangement on Call for Redemption.  In connection
                  ---------------------------------------------
with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with the Provisional Payment, if any, and interest accrued to the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes, together with the Provisional Payment, if any, and interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which, certified as true and correct by the Secretary or Assistant Secretary of the Company will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                  ARTICLE IV

                            [Intentionally Omitted.]

                                   ARTICLE V

                      PARTICULAR COVENANTS OF THE COMPANY

     Section 5.1  Payment of Principal, Premium and Interest.  The Company
                  ------------------------------------------
covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Liquidated damages paid pursuant to Section 15.2 hereof, if any, shall be paid within ten (10) Business Days of the date from which such liquidated damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 3(e) of the Registration Rights Agreement, if any, shall be paid at the times and in the manner provided therein. Each installment of interest on the Notes due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the registry books of the Company, provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $500,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least two days prior to the applicable record date.

     Section 5.2  Maintenance of Office or Agency.  The Company will maintain in
                  -------------------------------
the Borough of Manhattan, The City of New York, an office or agency where the Notes may be presented for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no
                                                              --------
such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates the Trustee as paying agent, Note registrar and conversion agent and the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which initially shall be The Bank of New York, located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, as one such office or agency of the Company for each of the aforesaid purposes.

     So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

     Section 5.3  Appointments to Fill Vacancies in Trustee's Office.  The
                  --------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 5.4  Provisions as to Paying Agent.
                  -----------------------------

             (a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

             The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

             (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest (including Liquidated

     Damages, if any) so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes when the same shall become due and payable.

             (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

             (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

     Section 5.5  Existence.  Subject to Article XII, the Company will do or
                  ---------
cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     Section 5.6  Information Requirement.  Within the period prior to the
                  -----------------------
expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof, in each case which continue to be Restricted Securities, in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request.

     Section 5.7  Stay, Extension and Usury Laws.  The Company covenants (to the
                  ------------------------------
extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     Section 5.8  Compliance Certificate.  The Company shall deliver to the
                  ----------------------
Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on January 31, 2002) an Officer's Certificate stating whether or not to the best of their knowledge the signers know of any default or Event of Default that occurred during such period. If they do, such Officer's Certificate shall describe the default or Event of Default and its status.

     The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

     Section 5.9  Further Instruments and Acts.  Upon request of the Trustee,
                  ----------------------------
the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     Section 5.10 Limitation on Dividends and Distributions.  So long as
                  -----------------------------------------
$12,937,500.00 or more in aggregate principal amount of the Notes remain outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend on, or make any distribution with respect to, its Common Stock or the common stock of any of its Subsidiaries (other than such dividends or distributions by the Company made in Common Stock or of rights pursuant to any stockholders' rights plan adopted by the Company); or (ii) purchase, redeem or otherwise acquire for value any such Common Stock or any such Subsidiary's common stock; provided, however, that the
                                                    --------  -------
foregoing provisions shall not prohibit (A) the Company's compliance with
Section 1.4(b) of that certain Investment Agreement, dated as of June 9, 2000, by and between the Company and America Online, Inc., as amended as of September 11, 2000 and as of January 30, 2001, pursuant to which the Company may be required to repurchase shares of Common Stock held by America Online, Inc.; (B) the repurchase, redemption or other acquisition for value of any Common Stock in exchange for, or out of the net cash proceeds of the substantially concurrent sale of, other Equity Interests of the Company; (C) the repurchase, redemption or other acquisition for value of any Common Stock held by any employee, consultant or director of the Company or any of its Subsidiaries pursuant to any stock option plan or restricted stock plan, or any employee, consultant, director or management equity subscription agreement or stock option agreement, approved by the Board of Directors, (D) dividends or distributions by any such Subsidiary to the Company or to another such Subsidiary; or (E) dividends or distributions by any such Subsidiary to any other holder of its common stock made pro rata to all holders of such Subsidiary's common stock.
     --- ----

     Section 5.11  Limitation on Incurrence of Indebtedness of Subsidiaries. The
                   --------------------------------------------------------
Company shall not permit any of its Subsidiaries to create, incur, issue, assume, guarantee or otherwise become liable (including as a result of an acquisition of property or any person, any of the foregoing, an "Incurrence"), contingently or otherwise, with respect to any Indebtedness in an amount exceeding $5,000,000. The foregoing shall not prohibit (i) the Incurrence by a Subsidiary of the Company of any Indebtedness to the Company or any other Subsidiary of the Company or (ii) the Incurrence of Indebtedness by any Subsidiary of the Company to refund, refinance or repurchase outstanding

Indebtedness of a Subsidiary, provided that there is not outstanding immediately
                              --------
thereafter Indebtedness of Subsidiaries in an aggregate amount exceeding $5,000,000.

                                  ARTICLE VI


         NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

     Section 6.1  Noteholders' Lists.  The Company covenants and agrees that it
                  ------------------
will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each August 15 and February 15 in each year beginning with February 15, 2002 and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

     Section 6.2  Preservation and Disclosure of Lists.
                  ------------------------------------

             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 6.1 upon receipt of a new list so furnished.

             (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

             (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

     Section 6.3  Reports by Trustee.
                  ------------------

             (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each January 15 following the date of this Indenture deliver to holders a brief report, dated as of such January 15 which complies with the provisions of such Section 313(a).

             (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will notify the Trustee as soon as practicable when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

     Section 6.4  Reports by Company.
                  ------------------

             (a) After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any
                                                              --------
such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

             (b)  During any period in which the Company is not subject to
Section 13 or 15(d) under the Exchange Act, the Company will deliver to the Trustee (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company (i) an unaudited consolidated management's discussion and analysis of the financial condition and results of operations of the Company for such quarter; provided that the foregoing statements and reports shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the preceding paragraph of this Section 6.4. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE VII

                             DEFAULTS AND REMEDIES

     Section 7.1  Events of Default.  In case one or more of the following
                  -----------------
Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

             (a) default in the payment of the principal of and premium (including, without limitation, the Provisional Payment), if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption, by declaration or otherwise; or

             (b) default for thirty (30) days in the payment of any installment of interest or Liquidated Damages, if any, upon any of the Notes as and when the same shall become due and payable; or

             (c) failure by the Company to deliver shares of Common Stock required to be delivered upon conversion of a Note in accordance with
     Article XV within thirty (30) calendar days of such Conversion Date; or

             (d) failure on the part of the Company duly to observe or perform any other of the covenants on the part of the Company in the Notes or in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and the continuance of such failure for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Notes at the time outstanding determined in accordance with Section 9.4; or

             (e) a default in the payment of the Repurchase Price in respect of any Note on the repurchase date therefor in accordance with the provisions of Article XVI; or

             (f) failure on the part of the Company to provide a written notice of a Repurchase Event in accordance with Section 16.2; or

             (g) failure on the part of the Company or any Significant Subsidiary to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, in a principal amount then outstanding in excess of U.S. $5,000,000, and the continuance of such failure for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

             (h) default on the part of the Company or any Significant Subsidiary with respect to any Indebtedness of, or guaranteed or assumed by, the Company or any Significant Subsidiary, which default results in the acceleration of Indebtedness in a principal amount then outstanding in excess of U.S. $5,000,000, and such Indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

             (i) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

             (j) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(i) or (j) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, on all the Notes and the interest accrued thereon (including Liquidated Damages to the extent accrued and unpaid) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(i) or (j) occurs and is continuing with respect to the Company, the principal of all the Notes and the interest accrued thereon shall be immediately due and payable. Notwithstanding the foregoing if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify the Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any default or Event of Default and shall deliver to the Trustee a statement specifying such default or Event of Default and the action the Company has taken, is taking or proposes to take with respect thereto.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

     Section 7.2  Payments of Notes on Default; Suit Therefor.  The Company
                  -------------------------------------------
covenants that (a) in case default shall be made in the payment by the Company of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration under this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

     In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (including Liquidated Damages, if any) owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

     Section 7.3  Application of Monies Collected by Trustee.  Any monies
                  ------------------------------------------
collected by the Trustee pursuant to this Article VII shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
     8.6;

          Second: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

          Third: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

          Fourth:  To the payment of the remainder, if any, to the Company.

     Section 7.4  Proceedings by Noteholder.  No holder of any Note shall have
                  -------------------------
any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as may be reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any, and interest (including Liquidated Damages to the extent accrued but unpaid) on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

     Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

     Section 7.5  Proceedings by Trustee.  In case of an Event of Default the
                  ----------------------
Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 7.6  Remedies Cumulative and Continuing.  Except as provided in the
                  ----------------------------------
last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

     Section 7.7  Direction of Proceedings and Waiver of Defaults by Majority of
                  --------------------------------------------------------------
Noteholders.  The holders of a majority in aggregate principal amount of the
-----------
Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that
                                                        --------  -------
(a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of all affected holders of Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 7.8  Notice of Defaults.  The Trustee shall, within ninety (90)
                  ------------------
days after the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults actually known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest (including Liquidated Damages to the extent accrued but unpaid) on any of the Notes, including without limiting the generality of the foregoing any default in the payment of any Repurchase Price or in the payment of any amount due in connection with any redemption of Notes, then in any such event the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

     Section 7.9  Undertaking to Pay Costs.  All parties to this Indenture
                  ------------------------
agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9
                             --------
shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest (including Liquidated Damages to the extent accrued but unpaid) on any Note (including, but not limited to, the redemption price or repurchase price with respect to the Notes being redeemed or repurchased as provided in this Indenture) on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV.

     Section 7.10  Delay or Omission Not Waiver.  No delay or omission of the
                   ----------------------------
Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.

                                 ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.1  Duties and Responsibilities of Trustee.  The Trustee, prior to
                  --------------------------------------
the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

             (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

                  (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and, after it has been qualified thereunder, the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such
                                     --------  -------
     certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

             (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (c) the Trustee shall not be liable to any Noteholder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

             (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 8.2  Reliance on Documents, Opinions, Etc.  Except as otherwise
                  ------------------------------------
provided in Section 8.1:

             (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

             (c) the Trustee may consult with counsel of its selection, and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to the Trustee from the Noteholders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

          (g) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (h) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

          (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than through the Trustee's willful misconduct or gross negligence.

     Section 8.3 No Responsibility for Recitals, Etc. The recitals contained
                 -----------------------------------
herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 8.4  Trustee, Paying Agents, Conversion Agents or Registrar May Own
                  --------------------------------------------------------------
Notes.  The Trustee, any paying agent, any conversion agent or Note registrar,
-----
in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

     Section 8.5 Monies to be Held in Trust. Subject to the provisions of
                 --------------------------
Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

     Section 8.6 Compensation and Expenses of Trustee. The Company covenants and
                 ------------------------------------
agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, damages, claims, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) of liability in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien upon all property and funds held or collected by the Trustee as such, except, subject to the effect of Sections 4.3 and 7.5, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture. The indemnification provided in this Section 8.6 shall extend to the officers, directors, agents and employees of the Trustee.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(i) or (j) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

     Section 8.7 Officer's Certificate as Evidence. Except as otherwise provided
                 ---------------------------------
in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such Officer's Certificate, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 8.8 Conflicting Interests of Trustee. After qualification under
                 --------------------------------
the Trust Indenture Act, if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 8.9 Eligibility of Trustee. There shall at all times be a Trustee
                 ----------------------
hereunder that shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (together with its corporate parent) of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 8.10  Resignation or Removal of Trustee.
              ---------------------------------

          (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

                (1) the Trustee shall fail to comply with Section 8.8 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

                (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may, at the expense of the Company, petition any court of competent jurisdiction for an appointment of a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     Section 8.11 Acceptance by Successor Trustee. Any successor trustee
                  -------------------------------
appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, each of the Company and the former trustee shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.12 Succession by Merger, Etc. Any corporation or other entity
                  -------------------------
into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 8.13 Limitation on Rights of Trustee as Creditor. If and when the
                  -------------------------------------------
Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), after qualification under the Trust Indenture Act, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).


                                  ARTICLE IX

                           CONCERNING THE NOTEHOLDERS

     Section 9.1 Action by Noteholders. Whenever in this Indenture it is
                 ---------------------
provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen
(15) days prior to the date of commencement of solicitation of such action.

     Section 9.2 Proof of Execution by Noteholders. Subject to the provisions of
                 ---------------------------------
Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar. The record of any Noteholders' meeting shall be proved in the manner provided in
Section 10.6.

     Section 9.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any
                 ------------------------------
authenticating agent, any paying agent, any conversion agent and any Note registrar may deem the person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest (including Liquidated Damages to the extent accrued but unpaid) on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

     Section 9.4 Company-Owned Notes Disregarded. In determining whether the
                 -------------------------------
holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee
               --------
shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to Section 8.1, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

     Section 9.5 Revocation of Consents; Future Holders Bound. At any time prior
                 --------------------------------------------
to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE X

                             NOTEHOLDERS' MEETINGS

     Section 10.1  Purpose of Meetings.  A meeting of Noteholders may be called
                   -------------------
at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

             (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VII;

             (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

             (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2;

             (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law; or

             (5) to take any other action authorized by this Indenture or under applicable law.

     Section 10.2   Call of Meetings by Trustee.  The Trustee may at any time
                    ---------------------------
call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty
(20) nor more than ninety (90) days prior to the date fixed for the meeting.

     Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 10.3  Call of Meetings by Company or Noteholders.  In case at any
                   ------------------------------------------
time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

     Section 10.4  Qualifications for Voting. To be entitled to vote at any
                   -------------------------
meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 10.5  Regulations.  Notwithstanding any other provisions of this
                   -----------
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast
                                  --------  -------
or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 10.6  Voting. The vote upon any resolution submitted to any
                   ------
meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 10.7  No Delay of Rights by Meeting. Nothing contained in this
                   -----------------------------
Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or implicitly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                  ARTICLE XI

                      AMENDMENTS; SUPPLEMENTAL INDENTURES

     Section 11.1  Amendments; Supplemental Indentures without Consent of
                   ------------------------------------------------------
Noteholders. The Company, when authorized by the resolutions of the Board of
------------
Directors, and the Trustee may from time to time and at any time enter into amendments or indentures supplemental hereto for one or more of the following purposes:

             (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6;

             (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

             (c) to evidence the succession of another corporation, limited liability company, partnership or trust to the Company, or successive successions, and the assumption by the successor corporation, limited liability company, partnership or trust of the covenants, agreements and obligations of the Company pursuant to Article XII;

             (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however,
                                                              --------  -------
     that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

             (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

             (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Notes;

             (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

             (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder; provided, however, the
                                                    --------  -------
Trustee shall not be obligated to and may, in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any amendment or supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

     Section 11.2  Amendments; Supplemental Indentures with Consent of
                   ---------------------------------------------------
Noteholders. With the consent (evidenced as provided in Article IX) of the
-----------
holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 9.4), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into amendments or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such amendment or supplemental
                      --------  -------
indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including
Section 15.6, or subordinate in right of payment the Notes to any other Indebtedness, without the consent of the holder of each Note so affected, or
(ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such amendment or supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such amendment or supplemental indenture unless such amendment or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in is discretion, but shall not be obligated to, enter into such amendment or supplemental indenture.

     It shall not be necessary for the consent of the Noteholders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 11.3  Effect of Amendments and Supplemental Indentures. Any
                   -------------------------------------------------
amendment or supplemental indenture executed pursuant to the provisions of this
Article XI shall comply with the Trust Indenture Act, as then in effect; provided that this Section 11.3 shall not require such amendment or supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgement by any party to such amendment or supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 11.4  Notation on Notes. Notes authenticated and delivered after
                   -----------------
the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such amendment or supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

     Section 11.5  Evidence of Compliance of Amendment or Supplemental
                   ---------------------------------------------------
Indenture to be Furnished to Trustee. The Trustee, subject to the provisions
------------------------------------
of Sections 8.1 and 8.2, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any amendment or supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                  ARTICLE XII

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     Section 12.1  Company May Consolidate, Etc. on Certain Terms.  The Company
                   ----------------------------
shall not, directly or indirectly, consolidate with or merge with or into any other Person or sell, lease, convey or transfer all or substantially all its assets, whether in a single transaction or a series of related transactions, to any person or group of affiliated persons unless:

             (a) either (i) in the case of a merger or consolidation that does not involve a transfer of all or substantially all of the Company's properties and assets, the Company is the surviving entity or (ii) in case the Company shall consolidate with or merge into another person or sell, lease, convey or transfer all or substantially all assets, whether in a single transaction or a series of related transactions, to any person, the person formed by such consolidation or into which the Company is merged, or the person which acquires by sale, conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for the applicable conversion rights set forth in Section 15.6 and the repurchase rights set forth in Article XVI;

             (b) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

             (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Article IX.

     Section 12.2  Successor Entity to be Substituted. In case of any such
                   ----------------------------------
consolidation, merger, sale, conveyance or lease in accordance with Section 12.1, and, where required in accordance with Section 12.1(a) upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of TiVo Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     Section 12.3  Opinion of Counsel to be Given Trustee. The Trustee, subject
                   --------------------------------------
to Sections 8.1 and 8.2, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this
Article XII.

                                 ARTICLE XIII

                    SATISFACTION AND DISCHARGE OF INDENTURE

     Section 13.1  Discharge of Indenture. When (a) the Company shall deliver
                   ----------------------
to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest (including Liquidated Damages, if any) due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and
(iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel as required by Section 17.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

     Section 13.2  Deposited Monies to be Held in Trust by Trustee. Subject to
                   -----------------------------------------------
Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     Section 13.3  Paying Agent to Repay Monies Held. Upon the satisfaction and
                   ---------------------------------
discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     Section 13.4  Return of Unclaimed Monies. Subject to the requirements of
                   --------------------------
applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest (including Liquidated Damages, if any) on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person.

     Section 13.5  Reinstatement. If (i) the Trustee or the paying agent is
                   -------------
unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that
                                                         --------  -------
if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                  ARTICLE XIV

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     Section 14.1  Indenture and Notes Solely Corporate Obligations. No
                   ------------------------------------------------
recourse for the payment of the principal of or premium, if any, or interest (including Liquidated Damages, if any) on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                  ARTICLE XV

                              CONVERSION OF NOTES

     Section 15.1  Right to Convert.  Subject to and upon compliance with the
                   ----------------
provisions of this Indenture, the holder of any Note shall have the right, at his option, at any time following the date of original issuance of the Notes and prior to the close of business on August 15, 2006 (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall terminate, except as provided in the fifth paragraph of Section 15.2 and
Section 3.4, at the close of business on the Business Day next preceding the date fixed for redemption of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof), to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 15.2. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV. A Note with respect to which a holder has delivered a notice in accordance with Section 16.2 regarding such holder's election to require the Company to repurchase such holder's Notes following the occurrence of a Repurchase Event may be converted in accordance with this
Article XV only if such holder withdraws such notice by delivering a written notice of withdrawal to the Company prior to the close of business on the last Business Day prior to the day fixed for repurchase.

     Section 15.2  Exercise of Conversion Privilege; Issuance of Common Stock on
                   -------------------------------------------------------------
Conversion.  In order to exercise the conversion privilege with respect to any
----------
Note in definitive form, the holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, shall give written notice of conversion in the form provided on the Notes (or such other notice that is acceptable to the Company), shall provide copies of such notice via facsimile to the Company, attention General Counsel ((650) 519-5333) and Latham & Watkins, attention John Donohue ((650) 463-2600), and shall provide such additional documentation or certification as the Company and/or the Trustee may reasonably request to the office or agency specified in said notice that the holder elects to convert such Note or such portion thereof. Such notice shall also state the name or names (with address) in which the shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer (including a broker's letter regarding compliance with the prospectus delivery requirement, if applicable) in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

     The Company shall use its reasonable best efforts to, within three (3) Business Days after the Conversion Date (as defined below) with respect to any Note, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), issue and deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2, the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3 (which payment, if any, shall be paid no later than ten (10) Business Days after the Conversion Date). In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

     If the Company shall not have delivered the number of shares of Common Stock issued upon conversion of Notes by any holder within ten (10) Business Days after the Conversion Date with respect to such Notes, the Company shall pay liquidated damages to such holder in the amount of one percent (1%) of the outstanding principal amount of Notes so converted by such holder.

     The conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof) (such date, the "Conversion Date"), and the person in whose name any shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby;

provided, however, that any such surrender on any date when the stock transfer
--------  -------
books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered. For purposes of determining satisfaction of the requirement set forth above with respect to the Conversion Date for any Note, any facsimile required to be sent shall be deemed to have been sent on a given day if such facsimile was sent before 11:00 a.m., New York City time, on such date, to the number listed above (unless a different number is specified in a notice filed with the Trustee and mailed by the Trustee, at the Company's expense, to each holder of the Notes at such holder's address appearing in the Note register, as provided for in Section 2.5 of this Indenture) and a confirmation of transmission of such facsimile is obtained.

     The Company shall pay in cash, on any Note or portion thereof surrendered for conversion during the period from the close of business on any interest payment date to which interest has been fully paid through the close of business on the Business Day preceding the record date for the next such interest payment date, accrued and unpaid interest, if any, to, but excluding, the date of conversion. Any such payment of interest shall be made with respect to such Note within ten (10) Business Days after the Conversion Date. Notwithstanding the foregoing, any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date through the close of business on the Business Day next preceding such interest payment date shall (unless such Note or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with
Section 3.2 or shall have become due prior to such interest payment date as a result of a Repurchase Event) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there
                 --------  -------
shall exist at the time of conversion a default in the payment of interest on the Notes. Except as provided in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

     Section 15.3  Cash Payments in Lieu of Fractional Shares.  No fractional
                   ------------------------------------------
shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Note or Notes, the Company shall calculate and pay a cash adjustment in lieu of such fractional share at the current market value thereof to the holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted and such Closing Price shall be determined as provided in Section 15.5(h).

     Section 15.4  Conversion Price.  The conversion price shall be as
                   ----------------
specified in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.
---------

     Section 15.5  Adjustment of Conversion Price.  The Conversion Price shall
                   ------------------------------
be adjusted from time to time by the Company as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 15.5(h)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion

     Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (c) Subject to Section 15.11(b) hereof, in case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 15.5(h)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (d) Subject to Section 15.11(b) hereof, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 15.5(c) and (2) dividends and distributions paid exclusively in cash (except as set forth in Section 15.5(e) and (f), (the foregoing hereinafter in this Section 15.5(d) called the "Securities")), unless the Company elects to reserve such Securities for distribution to the Noteholders upon conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h) for such distribution of the Securities) then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 15.5(h)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in
     Section 15.5(h)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market
                      --------  -------
     value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 15.5(h) to the extent possible, unless the Board of Directors in a board resolution determines that determining the fair market value during the Reference Period would not be in the best interest of the Noteholder.

          In the event that the Company implements a new stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this
     Section 15.5(d).

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and
     (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.5(d) (and no adjustment to the Conversion Price under this Section 15.5(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.5(d), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          For purposes of this Section 15.5(d) and Sections 15.5(a) and (c), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 15.5(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 15.5(c) applies (and any Conversion Price reduction required by this Section 15.5(e) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (c) with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of
     Section 15.5(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 15.5(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 15.6 applies or as part of a distribution referred to in Section 15.5(d)), in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
     Section 15.5(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and
     (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so
                --------  -------
     distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of cash such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.5(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.5(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f).

          (g) In case of a tender or exchange offer made by a person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors in good faith, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

          (h) For purposes of this Section 15.5 and Section 15.11, the following terms shall have the meaning indicated:

               (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such National Market or Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau

          Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

               (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided,
                                                                  --------
          however, that (1) if the "ex" date (as hereinafter defined) for any
          -------
          event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a),
          (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 15.5(d), (f) or
          (g), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Sections 15.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however,
                                                        --------  -------
          that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) and (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 15.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 15.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

               (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

               (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange, as applicable, is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or
          (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a), (b), (c), (d), (e), (f) and
     (g) and Section 15.11, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5 a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (j) No adjustment in the Conversion Price shall be required under this Section 15.5 unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any
                                            --------  -------
     adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (k)  Whenever the Conversion Price is adjusted as provided in this
     Section 15.5, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

          (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.3.

          (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     Section 15.6  Effect of Reclassification, Consolidation, Merger or Sale.
                   ---------------------------------------------------------
If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock,
(iii) any statutory exchange as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a "Statutory Exchange"), or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 15.6 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a person other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in Article XVI herein.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

     Section 15.7  Taxes on Shares Issued.  The issue of stock certificates on
                   ----------------------
conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 15.8  Reservation of Shares; Shares to be Fully Paid; Listing of
                   ----------------------------------------------------------
Common Stock.  The Company shall provide, free from preemptive rights, out of
------------
its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company further covenants that if at any time the Common Stock shall be listed on the New York Stock Exchange, Nasdaq National Market or any other national securities exchange or automated quotation system the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Notes.

     Section 15.9  Responsibility of Trustee.  The Trustee and any other
                   -------------------------
conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture need be entered into under Section
15.6 or the correctness of any provisions contained in any supplemental indenture entered into pursuant to such section relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     Section 15.10  Notice to Holders Prior to Certain Actions.  In case:
                    ------------------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (that would require an adjustment in the Conversion Price pursuant to Section 15.5); or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register, provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     Section 15.11  Additional Conversion Price Adjustments
                    ---------------------------------------

          (a) In addition to any adjustments to the Conversion Price required to be made pursuant to Section 15.5, the Conversion Price (1) shall be adjusted on the date which is the earlier of (A) the date by which the Company is required to have had the Shelf Registration Statement declared effective by the Securities and Exchange Commission or be subject to Liquidated Damages under the Registration Rights Agreement or (B) two calendar days after the date on which the Commission declares effective the Shelf Registration Statement (the earlier of such date, the "Registration Date"), if the Current Market Price on the Registration Date is less than the Conversion Price otherwise in effect on the Registration Date, to the greater of such Current Market Price or 75% of the Benchmark Price (as defined below) and (2) shall be adjusted on August 23, 2002 (the "August 23, 2002 Date" and, together with the Registration Date, the "Adjustment Date"), if the Current Market Price on the August 23, 2002 Date is less than the Conversion Price otherwise in effect on the August 23, 2002 Date, to the greater of such Current Market Price or 75% of the Benchmark Price; provided, however, that in no event shall the Conversion Price be increased by any such adjustment. For purposes of this Section 15.11, the "Benchmark Price" shall mean $5.61, which price shall be subject to adjustment as provided in the following sentence. If, prior to the applicable Adjustment Date, any event occurs that would require an adjustment to the Conversion Price pursuant to Section 15.5 or Section 15.6 (without taking into account the effect of Section 15.5(i)), then, for each such event, the Benchmark Price shall be adjusted in substantially the same manner in accordance with the Conversion Price adjustment provisions set forth in Section 15.5 as determined in good faith by the Board of Directors and set forth in an Officer's Certificate in accordance with Section 15.11(c) hereof. The phrase "date in question" in Section 15.5(h)(2) used in determining the Current Market Price for this Section 15.11 shall be the applicable Adjustment Date, and the occurrence of any event of the type set forth in
     Section 15.5(h)(2) that would require an adjustment in the Closing Price for any Trading Day in such period of ten (10) consecutive Trading Days prior to the applicable Adjustment Date pursuant to Section 15.5(h)(2) will also result in an appropriate adjustment to the Current Market Price for the purposes of this 15.11 in substantially the same manner as Section 15.5(h)(2) requires with regard to an event for which such Section 15.5(h)(2) designates an "ex" date, all as reasonably determined in good faith by the Board of Directors.

          (b) In addition to any adjustments to the Conversion Price required to be made pursuant to Section 15.5, Section 15.6 or Section 15.11(a):

               (i) If, at any time prior to August 28, 2003, the Company issues, in a single transaction, Additional Stock (as defined below) consisting of (x) a Primary Security (as defined below) plus (y) warrants to purchase Common Stock (such warrants, together with the Primary Security, the "Combined Securities"), with an Effective Primary Security Issuance Price (as defined below) that is less than the Effective Conversion Price (as defined below) otherwise in effect immediately prior to such issuance, the Conversion Price shall thereupon be adjusted so that the Effective Conversion Price equals the Effective Primary Security Issuance Price.

               (ii) If, at any time prior to August 28, 2003, the Company issues Additional Stock with a New Issuance Price (as defined below) that is less than the Effective Conversion Price otherwise in effect immediately prior to such issuance, the Conversion Price shall thereupon be adjusted so that the Effective Conversion Price equals the New Issuance Price; provided, however, that in the event that any
                                  --------  -------
          Common Stock Equivalent constituting such newly issued Additional Stock contains an adjustment provision pursuant to which the New Issuance Price may itself be adjusted in certain circumstances and such adjustment occurs, resulting in a reduction in the New Issuance Price (such reduced price, the "Adjusted New Issuance Price") to a price lower than the Conversion Price, regardless of whether such adjustment occurs after August 28, 2003, the Conversion Price shall thereupon be adjusted so that the Effective Conversion Price equals the Adjusted New Issuance Price;

     provided, however, that in no event shall the Conversion Price be increased by any such adjustment.

          In the event that an issuance by the Company of Additional Stock would be covered by this Section 15.11(b) as well as either Section 15.5(a) or
     Section 15.5(b), no adjustment pursuant to this Section 15.11(b) shall be made, and the only adjustment to the Conversion Price for such issuance of Additional Stock shall be made pursuant to Section 15.5(a) or Section 15.5(b), as applicable. In the event that an issuance by the Company of Additional Stock would be covered by this Section 15.11(b) as well as either Section 15.5(c) or Section 15.5(d), no adjustment pursuant to
     Section 15.5(c) or Section 15.5(d) shall be made, and the only adjustment to the Conversion Price for such issuance of Additional Stock shall be made pursuant to this Section 15.11(b).

          The term "Primary Security" shall mean the security (whether in the form of Common Stock or a Common Stock Equivalent) to which the largest percentage of the purchase price for the Combined Securities is allocated for income tax purposes by the Company.

          The term "Effective Conversion Price" shall mean the product of the Conversion Price otherwise in effect (not including the effect of any adjustments made pursuant to

     Section 15.11(a)) and the percentage of the aggregate purchase price for the securities purchased under that certain Note, Unit and Warrant Purchase Agreement, dated as of August 23, 2001, allocated to the Notes. The initial Effective Conversion Price hereunder shall be $5.45.

          The term "New Issuance Price" shall mean the per share price, the conversion price or the exercise price, as applicable, of the Additional Stock.

          The term "Effective Primary Security Issuance Price" shall mean the product of (i) the per share price, conversion price or exercise price, as applicable, of the Primary Security and (ii) the percentage of the purchase price for the Combined Securities allocated to the Primary Security for income tax purposes by the Company.

          The term "Additional Stock" shall mean any shares of Common Stock or Common Stock Equivalents issued by the Company other than:

               (A) shares of Common Stock or Common Stock Equivalents issued in a transaction covered by the Conversion Price adjustments described in Section 15.5;

               (B) shares of Common Stock or Common Stock Equivalents issued for noncash consideration in connection with any arm's length commercial agreement approved by the Board of Directors, so long as the market value of all such shares of Common Stock, together, with respect to Common Stock Equivalents, with the market value of all shares of Common Stock into or for which such Common Stock Equivalents are convertible, exchangeable or exercisable, which market value for each such issuance shall be measured at the time of such issuance, does not exceed a cumulative aggregate of $20,000,000, as determined by the Board of Directors in reasonable good faith;

               (C) shares of Common Stock and Common Stock Equivalents issued for cash consideration in connection with any arm's length commercial agreement approved by the Board of Directors, so long as the cumulative aggregate market value of all such shares of Common Stock (or with respect to Common Stock Equivalents, the cumulative aggregate market value of all shares of Common Stock into or for which such Common Stock Equivalents are convertible, exchangeable or exercisable), at the time of each such issuance, does not exceed $10,000,000;

               (D) shares of Common Stock or Common Stock Equivalents issued or issuable to the Company's employees, consultants or directors directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors;

               (E) warrants with an exercise price that is equal to or greater than the Current Market Price on the date of issuance, issued to financial institutions or lessors in connection with commercial credit arrangements or equipment financings;

               (F) shares of Common Stock or Common Stock Equivalents issuable upon exercise of Common Stock Equivalents outstanding as of the date hereof;

               (G) shares of Common Stock or Common Stock Equivalents issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors; and

               (H) shares of Common Stock issued or issuable upon conversion of the Notes or exercise of the warrants issued pursuant to those certain warrant agreements, dated as of the date hereof, by and between the Company and The Bank of New York, as warrant agent.

          (c) Whenever the Conversion Price or Benchmark Price is adjusted as provided in this Section 15.11, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officer's Certificate setting forth the Conversion Price or Benchmark Price, as the case may be, after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price or Benchmark Price setting forth the adjusted Conversion Price or Benchmark Price, as the case may be, and the date on which such adjustment became effective and shall mail such notice of such adjustment of the Conversion Price or Benchmark Price, as the case may be, to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.


                                  ARTICLE XVI

                       REPURCHASE UPON A REPURCHASE EVENT

     Section 16.1  Repurchase Right.  If, at any time prior to August 15, 2006
                   ----------------
there shall occur a Repurchase Event, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof (in principal amounts of $1,000 or integral multiples thereof), on the date (the "repurchase date") that is forty
(40) calendar
days after the date of the Company Notice (as defined in Section 16.2 below) of such Repurchase Event (or, if such 40th day is not a Business Day, the next succeeding Business Day). Such repurchase shall be made in cash at a price equal to 110% of the principal amount of Notes such holder elects to require the Company to repurchase, together with accrued interest, if any, to the repurchase date (the "Repurchase Price"); provided, however, that if such repurchase date
                               --------  -------
is August 15 or February 15 then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding August 15 or February 15, respectively. Notwithstanding anything in this Article XVI to the contrary, if a redemption date pursuant to Article III shall occur prior to any repurchase date established pursuant to a Company Notice under Section 16.2 hereof, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in Section 3.2 on or before such repurchase date, all such Notes shall be redeemed pursuant to Article III and the repurchase rights hereunder shall have no effect.

     Section 16.2  Notices; Method of Exercising Repurchase Right, Etc.
                   ---------------------------------------------------

          (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes and deposited or set aside an amount of money sufficient to redeem such Notes on the redemption date as set forth in
     Section 3.2, on or before the tenth (10th) calendar day after the occurrence of a Repurchase Event, the Company or, at the written request of the Company, the Trustee, shall mail to all holders of record of the Notes a notice (the "Company Notice") in the form as prepared by the Company of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee and cause a copy of such notice of a repurchase right, or a summary of the information contained therein, to be published once in a newspaper of general circulation in The City of New York. The Company Notice shall contain the following information:

               (1)  the repurchase date;

               (2)  the date by which the repurchase right must be exercised;

               (3) the last date by which the election to require repurchase, if submitted, must be revoked;

               (4)  the Repurchase Price;

               (5) a description of the procedure which a holder must follow to exercise a repurchase right; and

               (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where Notes may be surrendered for conversion.

          No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

          If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

          (b) To exercise a repurchase right, a holder shall deliver to the Trustee on or before the close of business on the thirty-fifth (35th) day after the Company Notice was mailed (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of the Notes to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Election of repurchase by a holder shall be revocable at any time prior to, but excluding, the repurchase date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the repurchase date.

          (c) If the Company fails to repurchase on the repurchase date any Notes (or portions thereof) as to which the repurchase right has been properly exercised, then the principal of such Notes shall, until paid, bear interest to the extent permitted by applicable law from the repurchase date at the rate borne by the Note and each such Note shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 16.2(b)) until the principal of such Note shall have been paid or duly provided for.

          (d) Any Note that is to be repurchased only in part shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by, the holder thereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

          (e) On or prior to the repurchase date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4) the Repurchase Price in cash for payment to the holder on the repurchase date; provided that if payment is to be made in cash and such cash payment is to
     --------
     be made on the repurchase date, it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m., New York City time, on such date.

          (f) If the Company is unable to repurchase on the repurchase date all of the Notes (or portions thereof) as to which the repurchase right has been properly exercised, the aggregate amount of Notes the Company may repurchase shall be allocated pro rata among each Note (or portion thereof) surrendered for repurchase, based on the principal amount of such Note, in proportion to the aggregate amount of Notes surrendered for repurchase.

          (g) [Reserved.]

          (h) [Reserved.]

          (i) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled in accordance with the provisions of Section 2.8.

     Section 16.3  [Reserved.]

     Section 16.4  Certain Definitions.  For purposes of this Article XVI:
                   -------------------

          (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 and 13d-5, as in effect on the date of the original execution of this Indenture, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act;

          (b) the term "person" or "group" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d) and 14(d) of the Exchange Act as in effect on the date of the original execution of this Indenture; and

          (c) the term "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on August 28, 2001 or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were continuing directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change in Control would occur even though all of the current members of the Board of Directors would thereafter cease to be in office).

          (d) the term "Repurchase Event" means a Change in Control or a Termination of Trading.

          (e) a "Change in Control" shall be deemed to have occurred when (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) approval by the stockholders of the

     Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with or merges into any other corporation or any other corporation merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least 51% of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) conveys, transfers or leases all or substantially all of its assets to any person; or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided that a Change in Control shall not be deemed to have
               --------
     occurred if either (x) the Closing Price (as defined in Section 15.5(h)(1) hereof) of the Common Stock for any five (5) Trading Days during the ten
     (10) Trading Days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price in effect on the date on which the Change in Control occurs and, if such Change in Control occurs on a date which is prior to the last date on which the Shelf Registration Statement is required to remain effective pursuant to the Registration Rights Agreement, the Shelf Registration Statement is effective and available for use or (y) in the case of a merger or consolidation or conveyance, transfer or lease otherwise constituting a Change in Control, all of the consideration (excluding cash payments for fractional shares) in such merger or consolidation constituting the Change in Control consists of common stock listed for trading on a United States national securities exchange or approved for trading on the Nasdaq National Market or the Nasdaq SmallCap (or which will be so traded or approved for trading when issued or exchanged in connection with such Change in Control) and as a result of such transaction or transactions such Notes become convertible solely into such common stock; provided, however, that the exception
                                    --------  -------
     contained in the preceding clause (y) shall only apply in the event that
     (aa) the issuer of such common stock has a total market capitalization of at least $150 million and (bb) the product of (i) the average daily trading volume of such common stock for the ten (10) Trading Days immediately preceding the date on which the Company either executes the definitive agreement with respect to the transaction otherwise constituting a Change in Control or, if no such definitive agreement is executed, the date on which the transaction otherwise constituting a Change in Control is deemed to have occurred, as determined by the Company in good faith (either of such dates, as applicable, the "Measurement Date") and (ii) the average of the daily volume-weighted average per share price of such common stock for the ten (10) Trading Days immediately preceding the Measurement Date exceeds $1.5 million.

          (f) the term "market capitalization" in the proviso following clause
     (y) of the preceding subsection 16.4(e) shall mean, with respect to such issuer, the number of shares of common stock outstanding as of the Measurement Date (which number shall include shares of common stock held by affiliates of such issuer) multiplied by the closing price per share for such common stock of such issuer on the Measurement Date.

          (g) the term "volume-weighted average per share price" shall mean the volume-weighted average price of a share of common stock of an issuer described in the proviso following clause (y) of the preceding subsection 16.4(e) on a given Trading Day as calculated by the AQR function by Bloomberg.

          (h) a "Termination of Trading" shall have occurred if the Common Stock (or other common stock into which the Notes are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on the Nasdaq National Market or the Nasdaq SmallCap Market.


                                 ARTICLE XVII


                            MISCELLANEOUS PROVISIONS

     Section 17.1 Provisions Binding on Company's Successors. All the
                  ------------------------------------------
covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     Section 17.2 Official Acts by Successor Corporation. Any act or proceeding
                  --------------------------------------
by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     Section 17.3 Addresses for Notices, Etc. Any notice or demand which by any
                  --------------------------
provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to TiVo Inc., 2160 Gold Street, P.O. Box 2160, Alviso, CA 95002,
Attention: Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office.

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 17.4 Governing Law. This Indenture and each Note shall be deemed
                  -------------
to be a contract made under the laws of New York, and for all purposes shall be governed by and construed in accordance with the laws of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     Section 17.5 Evidence of Compliance with Conditions Precedent; Certificates
                  --------------------------------------------------------------
to Trustee. Upon any application or demand by the Company to the Trustee to
----------
take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that in the opinion of the person executing such Officer's Certificate all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been satisfied, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been satisfied (except that an Opinion of Counsel shall not be required for the initial issuance and authentication of the Notes).

     Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

     Section 17.6 Legal Holidays. In any case where the date of maturity of
                  --------------
interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

     Section 17.7 No Security Interest Created. Nothing in this Indenture or in
                  ----------------------------
the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

     Section 17.8 Trust Indenture Act. This Indenture is hereby made subject
                  -------------------
to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that, unless otherwise required by law, notwithstanding the
--------  -------
foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust

Indenture Act as now in effect as hereafter amended or modified; provided
                                                                 --------
further that this Section 17.8 shall not require that this Indenture or the
-------
Trustee be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

     Section 17.9 Benefits of Indenture. Nothing in this Indenture or in the
                  ---------------------
Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any Note registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 17.10 Table of Contents, Headings, Etc. The table of contents and
                   --------------------------------
the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 17.11 Authenticating Agent. The Trustee may appoint an
                   --------------------
authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully for all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.9.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

     The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

     The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 17.11 shall be applicable to any authenticating agent.

     Section 17.12 Execution in Counterparts. This Indenture may be executed in
                   -------------------------
any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed all as of the date first written above.

                                    TIVO INC.

                                    By:    /s/ Michael Ramsay
                                        --------------------------------------
                                        Name:  Michael Ramsay
                                        Title: President and Chief Executive
                                               Officer

Attest:

   /s/  David H. Courtney
-------------------------------
Name:   David H. Courtney
Title:  Senior Vice President
        Finance and Administration
        and Chief Financial Officer


                                    THE BANK OF NEW YORK
                                    as Trustee

                                    By: /s/    Michael Pitfick
                                       ---------------------------------------
                                        Name:  Michael Pitfick
                                        Title: Assistant Treasurer



                         [SIGNATURE PAGE TO INDENTURE]

                                   EXHIBIT A
                                   ---------

                             [FORM OF FACE OF NOTE]

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH RESTRICTED NOTE.]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) TO A PERSON THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) AND THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE INDENTURE GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE TRUSTEE AND/OR THE TRANSFER AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE TRUSTEE AND/OR THE TRANSFER AGENT, (4) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (6) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES THAT, PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE TRUSTEE AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES
ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF SUCH LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE

ISSUER THAT IT IS (1) AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2),
(3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

[THE COMPANY MAY, BUT IS NOT OBLIGATED TO, INSTRUCT THE TRUSTEE TO PLACE THE FOLLOWING PARAGRAPH ON THE FACE OF EACH NOTE HELD BY OR TRANSFERRED TO AN "AFFILIATE" (AS DEFINED IN RULE 501(B) OF REGULATION D UNDER THE SECURITIES ACT) OF THE COMPANY:]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

                                   TIVO INC.

                      7% Convertible Senior Notes due 2006

No. ___                                                         $_______________

CUSIP No._____________

     TiVo Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to ____________________, or registered assigns, the principal sum of ___________ Dollars on August 15, 2006 and to pay interest on said principal sum semi-annually on August 15 and February 15 of each year, commencing February 15, 2002 at the rate per annum specified in the title of this Note, accrued from August 24, 2001. The interest so payable on any August 15 or February 15 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the August 1 or February 1 (whether or not a Business Day) next preceding such August 15 or February 15, respectively;

provided that any such interest not punctually paid or duly provided for shall
-------- ----
be payable as provided in the Indenture. Payment of the principal of and interest accrued on this Note (including Liquidated Damages, if any) shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency permitted by the Indenture, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided further, however, that, with respect to any holder of
               -------------------------
Notes with an aggregate principal amount equal to or in excess of $500,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from the Trustee) at least two days prior to the applicable record date.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                    TIVO INC.

                                    By: ________________________________________
                                        Name:
                                        Title:

Attest:

By: ___________________________
    Name:
    Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK,
as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

Dated:

By: ___________________________
    Authorized Signatory

                           [FORM OF REVERSE OF NOTE]

                                   TIVO INC.

                      7% Convertible Senior Note Due 2006

     This Note is one of a duly authorized issue of Notes of the Company, designated as its 7% Convertible Senior Notes due 2006 (herein called the "Notes"), limited to the aggregate principal amount of $__________ all issued or to be issued under and pursuant to an Indenture dated as of August 28, 2001 (herein called the "Indenture"), between the Company and The Bank of New York, (herein called the "Trustee"), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. All capitalized terms used herein without definition shall have the meaning set forth in the Indenture.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Liquidated damages paid pursuant to Section 15.2 of the Indenture, if any, shall be paid within ten (10) Business Days of the date from which such liquidated damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 3(e) of the Registration Rights Agreement, if any, shall be paid at the times and in the manner provided therein.

     The Indenture contains provisions permitting the Company and the Trustee in certain limited circumstances, without the consent of the holders of the Notes, and in other circumstances, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute amendments to the Indenture or supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes;

provided, however, that no such amendment or supplemental indenture shall (i)
--------  -------
extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, or subordinate in right of payment the Notes to any other Indebtedness, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

     It is also provided in the Indenture that the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or
(iii) a default in respect of a covenant or provisions of the Indenture which under Article XI thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether any notation thereof is made upon this Note or such other Notes.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note as and when the same shall become due and payable in accordance with the terms herein.

     Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     The Company may, at its option, redeem all or any part of the Notes on any date prior to maturity, upon mailing a notice of such redemption, and at a redemption price equal to $1,000 per $1,000 principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, provided, however, that, prior to August 28, 2004, the Company shall only have such right of redemption if (1) the Closing Price per share of the Company's Common Stock has exceeded 200% of the Conversion Price then in effect (not including the effect of any adjustment to the Conversion Price made pursuant to Section 15.11 of the Indenture) for at least 20 Trading Days within a period of 30 consecutive Trading Days, and (2) within 10 days following the Determination Period, the Company mails to holders the notice required pursuant to Section 3.2 (the date of such notice, the "Notice Date"), and provided, further, that, prior to the last date on which the shelf registration statement covering resales of the Notes and the Common Stock issuable upon conversion of the Notes is required to remain effective pursuant to the Registration Rights Agreement, such shelf registration statement is effective and available for use at all times during the period beginning 30 days prior to the Notice Date and ending on the earlier of the redemption date or the last date on which the Shelf Registration Statement is required to remain effective and available pursuant to the Registration Rights Agreement, and is expected to remain effective and available for use until the earlier of 30 days following the redemption date or the last date on which the Shelf Registration Statement is required to remain effective pursuant to the Registration Rights Agreement. If the Company exercises such right of redemption prior to August 28, 2002, the Company shall make an additional payment in cash to holders of the redeemed Notes with respect to the Notes called for redemption, in an amount equal to $70 per each $1,000 principal amount of the Note, less the amount of any interest actually paid on such Notes prior to the date of notice of redemption is mailed. The Company shall make this additional payment on all Notes called for redemption prior to August 28, 2002, including any Notes converted after the date the notice of redemption is mailed and before the provisional redemption date.

     If such notice of redemption has been given as provided in the Indenture, the Notes or portion of Notes called for redemption shall, unless converted into Common Stock pursuant to the terms of the Indenture, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with the Provisional Payment, if any, and interest accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Notes at the redemption price, together with the Provisional Payment, if any, and interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4 of the Indenture, to be entitled to any benefit or security under the Indenture, and the holders of such Notes shall have no right in respect of such Notes except the right to receive the redemption price and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in such notice, such Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with the Provisional Payment, if any, and interest accrued thereon to, but excluding, the date fixed for redemption; provided that, if the applicable
                                          --------
redemption date is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 of the Indenture.

     The Notes are not subject to redemption through the operation of any sinking fund.

     Upon the occurrence of a "Repurchase Event," the Noteholder has the right, at such holder's option, to require the Company to repurchase all or any portion of such holder's Notes on the 40th calendar day (or, if such 40th day is not a Business Day, the next succeeding Business Day) after notice of such Repurchase Event at a price equal to 110% of the principal amount of the Notes such holder elects to require the Company to repurchase, together, in each case, with accrued interest to the date fixed for repurchase; provided that if such
                                                   --------
repurchase date is August 15 or February 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding August 15 or February 15, respectively. The Company or, at the written request of the Company, the Trustee shall mail to all holders of record of the Notes a notice of the occurrence of a
                                      A-7

Repurchase Event and of the repurchase right arising as a result thereof on or before the tenth (10th) calendar day after the occurrence of such Repurchase Event. If a redemption date pursuant to Article III of the Indenture shall occur prior to any repurchase date established pursuant to a Company Notice under
Section 16.2 of the Indenture, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in
Section 3.2 of the Indenture on or before such repurchase date, all such Notes shall be redeemed pursuant to Article III of the Indenture and the repurchase rights under Article XVI of the Indenture shall have no effect.

     Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time following the date of original issuance of the Notes and prior to the close of business on August 15, 2006, (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall terminate, except as otherwise provided in the Indenture, at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in payment due upon redemption), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the conversion price of $6.73 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency permitted by the Indenture, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. Copies of such notice shall also be sent via facsimile to the Company, attention General Counsel ((650) 519-5333) and Latham & Watkins, attention John Donohue ((650) 463-2600). The Company shall pay in cash, on this Note or portion thereof surrendered for conversion during the period from the close of business on any interest payment date to which interest has been fully paid through the close of business on the Business Day preceding the record date for the next such interest payment date, accrued and unpaid interest, if any, to, but excluding, the date of conversion. Any such payment of interest shall be made with ten (10) Business Days after the Conversion Date. Notwithstanding the foregoing, if this Note shall be surrendered for conversion during the period from the close of business on any record date for any interest payment date through the close of business on the Business Day next preceding such interest payment date, this Note (unless the Note or the portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with Section 3.2 of the Indenture or shall have become due prior to such interest payment date as a result of a Repurchase Event) must be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there
                 --------  -------
shall exist at the time of conversion a default in the payment of interest on the Notes. No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

     In addition to any adjustments to the Conversion Price required to be made pursuant to Section 15.5 of the Indenture, the Conversion Price (1) shall be adjusted on the date which is the earlier of (A) the date by which the Company is required to have had the Shelf Registration Statement declared effective by the Securities and Exchange Commission or be subject to Liquidated Damages under the Registration Rights Agreement or (B) two calendar days after the date on which the Commission declares effective the Shelf Registration Statement (the earlier of such date, the "Registration Date"), if the Current Market Price on the Registration Date is less than the Conversion Price otherwise in effect on the Registration Date, to the greater of such Current Market Price or 75% of the Benchmark Price and (2) shall be adjusted on August 23, 2002 (the "August 23, 2002 Date" and, together with the Registration Date, the "Adjustment Date"), if the Current Market Price on the August 23, 2002 Date is less than the Conversion Price otherwise in effect on the August 23, 2002 Date, to the greater of such Current Market Price or 75% of the Benchmark Price, which Benchmark Price is subject to adjustment as provided in the Indenture.

     In addition to any adjustment to the Conversion Price required to be made pursuant to Section 15.5, Section 15.6 or Section 15.11(a) of the Indenture, the Conversion Price shall be adjusted in accordance with Section 15.11(b) of the Indenture.

     In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with the Provisional Payment, if any, and interest accrued to the date fixed for redemption, of such Notes.

     Upon due presentment for registration of transfer of this Note and any other documents as may be required to be delivered by the Indenture at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at any other office or agency permitted by the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the requirements and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof (including Liquidated Damages to the extent accrued but unpaid), or on account hereof, for the conversion hereof and for all other purposes; and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to, or upon the order of, such registered holder for the time being shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable on this Note.

     No recourse for the payment of the principal of or any premium or interest on this Note (including Liquidated Damages, if any), or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT -

                                         _____________________________ Custodian
                                                  (Cust)

TEN ENT - as tenants by the entireties   _____________________________
                                                  (Minor)
JT TEN - as joint tenants with right
of survivorship and not as tenants       Uniform Gifts to Minors Act ___________
in common                                                              (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                          [FORM OF CONVERSION NOTICE]

To: TiVo Inc.

     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

                                      Principal amount to be converted (if less than all): $______,000

Dated: ________________________

                                    ________________________________

                                    ________________________________

                                    Signature(s)

_______________________________
Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

This form must be delivered to the Trustee at the Corporate Trust Office, which initially shall be 101 Barclay Street, Floor 21W, New York, N.Y. 10286,
Attention: Corporate Trust Administration. Copies of this form must be sent by facsimile to TiVo Inc., attention General Counsel ((650) 519-5333) and Latham & Watkins, attention John Donohue ((650) 463-2600).

     1. COMMON STOCK AND/OR CHECK TO BE ISSUED TO:

  IF IN CERTIFICATED FORM (Common Stock or Notes:

     Social Security Number or identifying number: _____________________________

     Name: _____________________________________________________________________

     Street Address: ___________________________________________________________

     City, State and Zip Code: _________________________________________________

  IF IN BOOK-ENTRY FORM THROUGH DTC:

     ACCOUNT NUMBER: ___________________________________________________________

     ACCOUNT NAME: _____________________________________________________________

REMAINING UNCONVERTED PRINCIPAL AMOUNT OF NOTES TO BE ISSUED IN CERTIFICATED FORM TO:

     Social Security Number or identifying number: _____________________________

     Name: _____________________________________________________________________

     Street Address: ___________________________________________________________

     City, State and Zip Code: _________________________________________________

                       [FORM OF OPTION TO ELECT REPAYMENT
                            UPON A REPURCHASE EVENT]

To: TiVo Inc.

     The undersigned registered owner of this Note hereby acknowledges receipt of a notice from TiVo Inc. (the "Company") as to the occurrence of a Repurchase Event with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, together with accrued interest (including Liquidated Damages, if any) to, but excluding, such date, to the registered holder hereof.

Dated: ________________________

                                     ___________________________________________

                                     ___________________________________________
                                     Signature(s)

                                     ___________________________________________
                                     Social Security or Other Taxpayer
                                     Identification Number

                                     Principal amount to be repaid (if less
                                     than all):  $______,000

                                     NOTICE:  The above signatures of the
                                     holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                       [FORM OF ASSIGNMENT AND TRANSFER]

     For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ________ _____________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the within Note occurring within two years (or such shorter holding period required under Rule 144(k) of the Securities Act) of the original issuance of such Note (unless such Note is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

     [_]  *To TiVo Inc. or a subsidiary thereof; or

     [_] *To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     [_] *To an Individual Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     [_] *In an offshore transaction pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

     [_] *Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     [_]  *The transferee is an Affiliate of the Company.

Dated: ___________________

____________________________________

____________________________________
Signature(s)

____________________________________
Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

     NOTICE: The signature on the conversion notice, the option to elect repurchase upon a Repurchase Event or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                   EXHIBIT B

                   FORM OF TRANSFER LETTER OF REPRESENTATIONS

                           (TO BE DELIVERED BY HOLDER
                    UPON CERTAIN TRANSFERS OF NOTES WITHOUT
                       EFFECTIVE REGISTRATION STATEMENT)

     We are delivering this letter in connection with the sale or transfer to us of Notes (as defined in the Indenture, dated as of August 28, 2001, between TiVo Inc., a Delaware corporation (the "Company") and The Bank of New York, a New York banking corporation (the "Trustee")) other than pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act").

     We hereby confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),(2), (3), (5), (6) or (7) under the Securities Act;

          (ii) any purchase or receipt of the Notes by us will be for investment purposes and for our own account, not as a nominee or agent;

          (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing or receiving the Notes;

          (iv) we do not have need for liquidity in our investment in the Notes, we have the ability to bear the economic risks of our investment in the Notes for an indefinite period of time and we are able to afford the complete loss of our investment in the Notes;

          (v) we are not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and we have no present intention of selling, granting any participation in, or otherwise distributing the same;

          (vi) we have had access to such information regarding the Company necessary in order for us to make an informed decision and any such information which we have requested have been made available for us or our attorney, accountant, or advisor; and

          (vii) we or our attorney, accountant, or advisor have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the acquisition by us of the Notes and all such questions have been answered to our full satisfaction, and we have acquired sufficient information about the Company to make an informed and knowledgeable decision to acquire the Notes.

     We understand that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that such Notes may be offered, resold, pledged or otherwise transferred only (i) in accordance with an exemption from the registration requirements of the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We agree that we will furnish the Company and the Trustee an opinion of counsel, if the Company so requests, that the foregoing restrictions on transfer have been complied with. We understand that the Trustee will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company, including an opinion of counsel if the Company so requests, that the foregoing restrictions on transfer have been complied with.

     We acknowledge that the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.


                                    ___________________________________________
                                    (Name)

                                    By:________________________________________
                                       Name:
                                       Title:

                                    Address:


                                      B-2